UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

August 19, 2004

Date of report (date of earliest event reported)

QUADRAMED CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	0-21031	52-1992861
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12110 Sunset Hills Road, Suite 600, Reston, VA 20190

(Address of Principal Executive Offices)

(703) 709-2300

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

ITEM 8.01 OTHER EVENTS

SIGNATURES

EXHIBIT INDEX

EXHIBIT 99.1

EXHIBIT 99.2

ITEM 8.01 OTHER EVENTS

The following information is being furnished pursuant to Item 8.01.

On August 19, 2004, Quadramed Corporation’s Chairman and Chief Executive Officer, Lawrence P. English was interviewed by the American Stock Exchange. On August 25, 2004, Mr. English was interviewed by Forbes.com. A copy of each transcript is attached to this report as exhibits 99.1 and 99.2 respectively.

The information in this Current Report on Form 8-K is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 8, 2004

QuadraMed Corporation

/s/ John C. Wright
John C. Wright, Chief Financial Officer and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Transcript of August 19, 2004, Lawrence P. English interview with the American Stock Exchange

99.2	Transcript of August 25, 2004, Lawrence P. English interview with Forbes.com